UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 7, 2009
Date of Report (Date of earliest event reported)

Pure Play Music, Ltd.
(Exact name of Registrant as specified in its charter)

Nevada	0-50069	88-0427195
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

17524 Tam O’Shanter, Poway, California 92064
(Address of principal executive offices)
(Zip Code)

(858) 405-2057
Registrant’s telephone number, including area code

3200 Airport Ave., Suite 20, Santa Monica, CA 90405
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry Into a Material Definitive Agreement.

On April 7, 2009, Pure Play Music, Ltd., a Nevada corporation (the “Company”) entered into a Mutual General Release and Settlement Agreement with Cohiba Partners, Inc., Stock Certificate Transfer Services SA (Panama), Rhino Management, Derek Jones, Steven Earlam, Anthony Gillaizeau, E&P Creations, October Funds, Sandias Azucaradas, SA, Tribe Communications Inc., Jump Elite Relations Inc., Pacifica Capital Communications Inc., Colin Nix (as a designee for Cohiba Partners, Inc.) and Charles McGuirk.  This agreement is attached hereto as Exhibit 10.1.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

Exhibit 10.1	Mutual General Release and Settlement Agreement, dated as of April 7, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PURE PLAY MUSIC, LTD.
Dated: August 28, 2009

By:  /s/ Alex Grange

Alex Grange
Chief Executive Officer and Chairman

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 10.1	Mutual General Release and Settlement Agreement, dated as of April 7, 2009.